Mutual Funds	|	Equity	|	1.28.2016

Guggenheim Funds Summary Prospectus
January 28, 2016, as supplemented May 10, 2016
Class A, Class C, and Class P

Ticker Symbol			Fund Name
Class A	Class C	Class P
SEVAX	SEVSX	SEVPX	Guggenheim Mid Cap Value Fund

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestements.com. The Fund’s Prospectus and SAI, both dated January 28, 2016, as supplemented from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMMCV-0116x0117	guggenheiminvestments.com

Guggenheim Mid Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Mid Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 117 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 77 of the Fund’s prospectus and the “How to Purchase Shares” section on page 54 of the Fund’s Statement of Additional Information.

	Class A	Class C	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	0.37%	0.32%	0.27%
Total Annual Fund Operating Expenses	1.42%	2.12%	1.32%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$613	$903	$1,214	$2,096	$613	$903	$1,214	$2,096
C	$315	$664	$1,139	$2,452	$215	$664	$1,139	$2,452
P	$134	$418	$723	$1,590	$134	$418	$723	$1,590
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500 Value Index. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines mid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500 Value Index, which is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2015, the Russell 2500 Value Index consisted of securities of companies with market capitalizations that ranged from $14.8 million to $11.9 billion.

2 | SUMMARY PROSPECTUS

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology and financial sectors. Due to the nature of value companies, the securities included in the Fund’s portfolio typically consist of small- to medium-sized companies. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.
The Fund also may invest a portion of its assets in derivatives, including options and futures contracts. These instruments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may, from time to time, invest a portion of its assets in technology stocks.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, derivatives, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and Global Depositary Receipts (“GDRs”) in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

SUMMARY PROSPECTUS | 3

Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than other investments. The prices of equity securities may rise or fall rapidly or unpredictably and reflect changes in the issuing company’s financial condition and changes in the overall market. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Model Risk—There is no guarantee that the quantitative model used by the Investment Manager, and the investments selected based on the model, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model and the Investment Manager’s ability to timely adjust the metrics or update the data underlying the model.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Technology Stocks Risk—Stocks of companies involved in the technology sector may be very volatile.

4 | SUMMARY PROSPECTUS

Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share performance from year to year and average annual returns for the one, five and ten year and since inception periods, as applicable, for the Fund’s Class A, Class C, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 25.21%	Lowest Quarter Return Q4 2008 -20.21%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, and Class P will vary.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-11.92%	4.73%	5.71%
Return After Taxes on Distributions	-15.09%	2.40%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares	-4.03%	3.59%	4.46%
Class C	-8.94%	5.21%	5.56%
Class P	-8.06%[1]	N/A	N/A
Index
Russell 2500 Value Index (reflects no deductions for fees, expenses or taxes)	-5.49%	9.23%	6.51%
1 Since inception of May 1, 2015.

SUMMARY PROSPECTUS | 5

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, Scott Hammond, Farhan Sharaff, and Gregg Strohkorb are primarily responsible for the day-to-day management of the Fund. James P. Schier holds the title of Senior Portfolio Manager and Scott Hammond, Farhan Sharaff, and Gregg Strohkorb each hold the title of Portfolio Manager with the Investment Manager. James P. Schier has managed the Fund since May 1997. Messrs. Hammond, Sharaff, and Strohkorb have co-managed the Fund since August 2015.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

6 | SUMMARY PROSPECTUS